Exhibit 99.1

Investor Slide Show

Q1 2015

Appendix: Non-GAAP Financial Measures

This presentation and the accompanying tables, as well as earnings discussions, include a discussion of Adjusted revenue, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Non-GAAP diluted earnings per share, and constant currency financial information, all of which are non-GAAP financial measures provided as a complement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The term “Adjusted revenue” refers to revenue before the impact of the reduction of SHL and KnowledgeAdvisors revenue recognized in the post-acquisition period to reflect the adjustment of deferred revenue at the acquisition date to fair value (the “deferred revenue fair value adjustment”).

The term “Adjusted EBITDA” refers to net income (loss) before loss from discontinued operations, net of provision for income taxes; provision for income taxes; interest expense, net; gain on cost method investment; debt extinguishment costs; depreciation and amortization; the impact of the deferred revenue fair value adjustment; acquisition related costs; impairment loss; restructuring costs; share-based compensation; costs associated with exit activities; and gain on acquisition.

The term “Adjusted EBITDA margin” refers to Adjusted EBITDA as a percentage of Adjusted revenue.

The term “Adjusted net income” refers to net income (loss) before loss from discontinued operations, net of provision for income taxes and excludes the after tax effects of the impact of the deferred revenue fair value adjustment; acquisition related costs; impairment loss; gain on cost method investment; restructuring costs; debt extinguishment costs; share-based compensation; amortization of acquisition related intangibles; costs associated with exit activities; and gain on acquisition.

“Non-GAAP diluted earnings per share” refers to diluted earnings (loss) per share before the per share effect of loss from discontinued operations, net of provision for income taxes and excludes the after tax per share effects of the impact of the deferred revenue fair value adjustment; acquisition related costs; impairment loss; gain on cost method investment; restructuring costs; debt extinguishment costs; share-based compensation; amortization of acquisition related intangibles; costs associated with exit activities; and gain on acquisition.

We believe that these non-GAAP financial measures are relevant and useful supplemental information for evaluating our results of operations as compared from period to period and as compared to our competitors. We use these non-GAAP financial measures for internal budgeting and other managerial purposes, including comparison against our competitors, when publicly providing our business outlook, and as a measurement for potential acquisitions. These non-GAAP financial measures are not defined in the same manner by all companies and therefore may not be comparable to other similarly titled measures used by other companies.

Our non-GAAP financial measures refiect adjustments based on the following items, as well as the related income tax effects:

Certain business combination accounting entries and expenses related to acquisitions: We have adjusted for the impact of the deferred revenue fair value adjustment, amortization of acquisition related intangibles, and acquisition related costs. We incurred transaction and certain other operating expenses in connection with our acquisitions which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. We believe that excluding these acquisition related items from our non-GAAP financial measures provides useful supplemental information to our investors and is important in illustrating what our core operating results would have been had we not incurred these acquisition related items since the nature, size, and number of acquisitions can vary from period to period.

Share-based compensation: Although share-based compensation is a key incentive offered to our employees, we evaluate our operating results excluding such expense. Accordingly, we exclude share-based compensation from our non-GAAP financial measures because we believe it provides valuable supplemental information that helps investors have a more complete understanding of our operating results. In addition, we believe the exclusion of this expense facilitates the ability of our investors to compare our operating results with those of other peer companies, many of which also exclude such expense in determining their non-GAAP measures, given varying valuation methodologies, subjective assumptions, and the variety and amount of award types that may be utilized.

Impairment loss, gain on cost method investment, restructuring costs, and debt extinguishment costs: We believe that excluding these items from our non-GAAP financial measures provides useful supplemental information to our investors and is important in illustrating what our core operating results would have been had we not incurred these items. We exclude these items because management does not believe they correlate to the ongoing operating results of the business.

CEB is a global company that reports financial information in USD. Foreign currency exchange rate fiuctuations affect the amounts reported from translating its foreign revenues and expenses into USD. These rate fiuctuations can have a significant effect on our reported operating results. As a supplement to our reported operating results, we present constant currency financial information, which is a non-GAAP financial measure. We use constant currency financial information to provide a framework to assess how our business performed excluding the effects of changes in foreign currency translation rates. Management believes this information is useful to investors to facilitate comparison of operating results and better identify trends in our businesses. To calculate Adjusted revenue on a constant currency basis, Adjusted revenue in the current period for amounts recorded in currencies other than the USD is translated into USD at the average exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period).

These non-GAAP measures may be considered in addition to results prepared in accordance with GAAP, but they should not be considered a substitute for, or superior to, GAAP results. We intend to continue to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting.

A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included in the accompanying tables.

With respect to our 2015 annual guidance, reconciliations of net income to Adjusted EBITDA, net income to Adjusted net income, and GAAP diluted earnings per share to Non-GAAP diluted earnings per share as projected for 2015 are not provided because we cannot, without unreasonable effort, determine the components of net income and GAAP diluted earnings per share to provide reconciliations with certainty.

17

Appendix: Current Period Versus Prior Period

In Thousands, Except per Share Data

	Three Months Ended 31 Dec. 2014			Three Months Ended 31 Dec. 2013			Year Ended 31 Dec. 2014			Year Ended 31 Dec. 2013		
	CEB	SHL	Consolidated	CEB	SHL	Consolidated	CEB	SHL	Consolidated	CEB	SHL	Consolidated
Adjusted Revenue												
Revenue	$186,384	$53,718	$240,102	$170,636	$52,800	$223,436	$701,573	$207,401	$908,974	$634,302	$185,751	$820,053
Impact of the Deferred Revenue Fair Value Adjustment	662	407	1,069	-	1,088	1,088	3,537	2,469	6,006	-	9,914	9,914
Adjusted Revenue	**$187,046**	**$54,125**	**$241,171**	**$170,636**	**$53,888**	**$224,524**	**$705,110**	**$209,870**	**$914,980**	**$634,302**	**$195,665**	**$829,967**
Adjusted EBITDA												
Net Income			$28,555			$12,578			$51,172			$31,971
Provision for Income Taxes			19,439			15,982			40,678			28,467
Interest Expense, Net			4,414			4,913			18,046			22,337
Gain on Cost Method Investment			-			-			(6,585)			-
Debt Extinguishment Costs			-			-			-			6,691
Other (Income) Expense, Net			(6,060)			278			(9,666)			1,247
Operating Profit (Loss)	$45,142	$1,206	46,348	$35,639	$(1,888)	33,751	$98,108	$(4,463)	93,645	$103,322	$(12,609)	90,713
Other Income (Expense), Net	3,669	2,391	6,060	80	(358)	(278)	6,239	3,427	9,666	431	(1,678)	(1,247)
Depreciation and Amortization	8,655	8,045	16,700	7,100	8,211	15,311	33,707	34,579	68,286	28,356	31,731	60,087
Impact of the Deferred Revenue Fair Value Adjustment	662	407	1,069	-	1,088	1,088	3,537	2,469	6,006	-	9,914	9,914
Acquisition Related Costs	112	-	112	2,864	1,569	4,433	2,964	-	2,964	7,691	3,786	11,477
Impairment Loss	-	-	-			-	39,700		39,700	22,600	-	22,600
Restructuring Costs	1,154	676	1,830	-	-	-	1,154	676	1,830	-	-	-
Share-Based Compensation	3,742	289	4,031	2,975	449	3,424	14,055	1,577	15,632	11,137	1,410	12,547
Adjusted EBITDA	**$63,136**	**$13,014**	**$76,150**	**$48,658**	**$9,071**	**$57,729**	**$199,464**	**$38,265**	**$237,729**	**$173,537**	**$32,554**	**$206,091**
Adjusted EBITDA Margin	**33.8%**	**24.0%**	**31.6%**	**28.5%**	**16.8%**	**25.7%**	**28.3%**	**18.2%**	**26.0%**	**27.4%**	**16.6%**	**24.8%**
Adjusted Net Income												
Net Income			$28,555			$12,578			$51,172			$31,971
Impact of the Deferred Revenue Fair Value Adjustment[1]			694			795			3,964			7,193
Acquisition Related Costs[1]			67			2,918			1,856			7,500
Impairment Loss[2]			3,433			4,199			31,386			22,600
Gain on Cost Method Investment[1]			-			-			(3,944)			-
Restructuring Costs[1]			1,167			-			1,167			-
Debt Extinguishment Costs[1]			-			-			-			4,001
Share-Based Compensation[1]			2,478			2,145			9,719			7,765
Amortization of Acquisition Related Intangibles[1]			6,561			6,161			27,320			24,353
Adjusted Net Income			**$42,955**			**$28,796**			**$122,640**			**$105,383**
Non-GAAP Diluted Earnings per Share												
Diluted Earnings per Share			$0.84			$0.37			$1.50			$0.94
Impact of the Deferred Revenue Fair Value Adjustment[1]			0.02			0.02			0.12			0.21
Acquisition Related Costs[1]			-			0.09			0.05			0.22
Impairment Loss[2]			0.10			0.12			0.92			0.66
Gain on Cost Method Investment[1]			-			-			(0.12)			-
Restructuring Costs[1]			0.04			-			0.04			-
Debt Extinguishment Costs[1]			-			-			-			0.12
Share-Based Compensation[1]			0.07			0.06			0.29			0.23
Amortization of Acquisition Related Intangibles[1]			0.20			0.18			0.80			0.72
Non-GAAP Diluted Earnings per Share			**$1.27**			**$0.84**			**$3.60**			**$3.10**

[1] Adjustments are net of the annual estimated income tax effect using statutory rates based on the relative amounts allocated to each jurisdiction in the applicable period. The following income tax rates were used: 34% in 2014 and 27% in 2013 for the deferred revenue fair value adjustment; 37% in 2014 and 34% in 2013 for acquisition related costs; 40% in 2014 for the gain on cost method investment; 36% in 2014 for restructuring costs; 40% in 2013 for debt extinguishment costs; 38% in 2014 and 2013 for share-based compensation; and 30% in 2014 and 2013 for amortization of acquisition related intangibles.

[2] The $39.7 million impairment loss associated with PDRI's non-deductible intangible assets and goodwill recognized in the second quarter of 2014 was not treated as a discrete event in the provision for income taxes; rather, it was considered to be a component of the estimated annual effective tax rate. Approximately $3.4 million of the income tax effect associated with the non-deductible goodwill impairment loss was reflected in the income tax provision in the three months ended 31 December 2014 to bring the full year adjustment to $31.4 million.

© 2015 CEB. All rights reserved. CEB15Ø699PRINT

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Appendix: Historical Financial Information

In Thousands, Except per Share Data

	Year Ended 31 December				
	2014	2013	2012	2011	2010
Adjusted Revenue					
Revenue	$908,974	$820,053	$622,654	$484,663	$432,431
Impact of the Deferred Revenue Fair Value Adjustment	6,006	9,914	17,134	-	-
Adjusted Revenue	**$914,980**	**$829,967**	**$639,788**	**$484,663**	**$432,431**
Adjusted EBITDA					
Net Income	$51,172	$31,971	$37,051	$52,655	$40,363
Loss from Discontinued Operations, Net of Provision for Income Taxes	-	-	-	4,792	11,736
Income from Continuing Operations	51,172	31,971	37,051	57,447	52,099
Provision for Income Taxes	40,678	28,467	37,569	38,860	34,015
Interest Expense (Income), Net	18,046	22,337	10,834	(596)	(1,526)
Gain on Cost Method Investment	(6,585)	-	-	-	-
Debt Extinguishment Costs	-	6,691	-	-	-
Depreciation and Amortization	68,286	60,087	37,858	16,928	18,039
Impact of the Deferred Revenue Fair Value Adjustment	6,006	9,914	17,134	-	-
Acquisition Related Costs	2,964	11,477	24,529	-	-
Impairment Loss	39,700	22,600	-	-	-
Restructuring Costs	1,830	-	-	-	-
Share-Based Compensation	15,632	12,547	9,214	8,118	7,431
Adjusted EBITDA	**$237,729**	**$206,091**	**$174,189**	**$120,757**	**$110,058**
Adjusted EBITDA Margin	**26.0%**	**24.8%**	**27.2%**	**24.9%**	**25.5%**
Adjusted Net Income					
Net Income	$51,172	$31,971	$37,051	$52,655	$40,363
Loss from Discontinued Operations, Net of Provision for Income Taxes	-	-	-	4,792	11,736
Income from Continuing Operations	51,172	31,971	37,051	57,447	52,099
Impact of the Deferred Revenue Fair Value Adjustment	3,964	7,193	12,474	-	-
Acquisition Related Costs	1,856	7,500	18,427	-	-
Impairment Loss	31,386	22,600	-	-	-
Gain on Cost Method Investment	(3,944)	-	-	-	-
Restructuring Costs	1,167	-	-	-	-
Debt Extinguishment Costs	-	4,001	-	-	-
Share-Based Compensation	9,719	7,765	5,587	4,839	4,496
Amortization of Acquisition Related Intangibles	27,320	24,353	12,614	2,031	2,177
Adjusted Net Income	**$122,640**	**$105,383**	**$86,153**	**$64,317**	**$58,772**
Non-GAAP Diluted Earnings per Share					
Diluted Earnings per Share	$1.50	$0.94	$1.10	$1.53	$1.17
Loss from Discontinued Operations, Net of Provision for Income Taxes	-	-	-	0.14	0.34
Diluted Earnings per Share from Continuing Operations	1.50	0.94	1.10	1.67	1.51
Impact of the Deferred Revenue Fair Value Adjustment	0.12	0.21	0.37	-	-
Acquisition Related Costs	0.05	0.22	0.54	-	-
Impairment Loss	0.92	0.66	-	-	-
Gain on Cost Method Investment	(0.12)	-	-	-	-
Restructuring Costs	0.04	-	-	-	-
Debt Extinguishment Costs	-	0.12	-	-	-
Share-Based Compensation	0.29	0.23	0.16	0.14	0.13
Amortization of Acquisition Related Intangibles	0.80	0.72	0.38	0.06	0.06
Non-GAAP Diluted Earnings per Share	**$3.60**	**$3.10**	**$2.55**	**$1.87**	**$1.70**

© 2015 CEB. All rights reserved. CEB150699PRINT

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Appendix Supplement: Adjusted Quarterly Financial Information

In Thousands, Except per Share Data

Beginning with the first quarter of 2015, the Company will adjust its non-GAAP financial measures to exclude the impact of pretax net non-operating foreign currency gains (losses) included in other income (expense). The tables below present the historical financial information based on the adjusted non-GAAP financial measures.

	2014 Quarter Ended			
	31 March	30 June	30 September	31 December
Adjusted EBITDA				
Net Income (Loss)	$7,656	$(6,421)	$21,382	$28,555
Provision for Income Taxes	5,386	(2,187)	18,040	19,439
Interest Expense, Net	4,808	4,347	4,477	4,414
Non-operating Foreign Currency Losses (Gains), Net	877	2,034	(6,017)	(5,536)
Gain on Cost Method Investment		(6,585)		-
Depreciation and Amortization	16,494	18,437	16,655	16,700
Impact of the Deferred Revenue Fair Value Adjustment	1,284	1,950	1,703	1,069
Acquisition Related Costs	1,339	1,106	407	112
Impairment Loss	-	39,700	-	-
Restructuring Costs	-	-	-	1,830
Share-Based Compensation	3,980	3,777	3,844	4,031
Adjusted EBITDA	**$41,824**	**$56,158**	**$60,491**	**$70,614**
Adjusted EBITDA Margin	**19.8%**	**24.2%**	**26.2%**	**29.3%**
Adjusted Net Income				
Net Income (Loss)	$7,656	$(6,421)	$21,382	$28,555
Non-operating Foreign Currency Losses (Gains), Net	794	1,895	(5,108)	(4,975)
Impact of the Deferred Revenue Fair Value Adjustment	908	1,219	1,143	694
Acquisition Related Costs	802	743	244	67
Impairment Loss	-	24,139	3,814	3,433
Gain on Cost Method Investment	-	(3,944)	-	-
Restructuring Costs	-	-	-	1,167
Share-Based Compensation	2,458	2,363	2,420	2,478
Amortization of Acquisition Related Intangibles	6,500	7,429	6,830	6,561
Adjusted Net Income	**$19,118**	**$27,423**	**$30,725**	**$37,980**
Non-GAAP Diluted Earnings per Share				
Diluted Earnings (Loss) per Share	$0.22	$(0.19)	$0.63	$0.84
Non-operating Foreign Currency Losses (Gains), Net	0.02	0.06	(0.15)	(0.15)
Impact of the Deferred Revenue Fair Value Adjustment	0.03	0.04	0.03	0.02
Acquisition Related Costs	0.03	0.02	0.01	-
Impairment Loss	-	0.71	0.11	0.10
Gain on Cost Method Investment	-	(0.12)	-	-
Restructuring Costs	-	-	-	0.04
Share-Based Compensation	0.07	0.07	0.07	0.07
Amortization of Acquisition Related Intangibles	0.19	0.22	0.20	0.20
Non-GAAP Diluted Earnings per Share	**$0.56**	**$0.81**	**$0.90**	**$1.12**

© 2015 CEB. All rights reserved. CEB150699PRINT

21

Appendix Supplement: Adjusted Historical Financial Information

In Thousands, Except per Share Data

Beginning with the first quarter of 2015, the Company will adjust its non-GAAP financial measures to exclude the impact of pretax net non-operating foreign currency gains (losses) included in other income (expense). The tables below present the historical financial information based on the adjusted non-GAAP financial measures.

	Year Ended 31 December				
	2014	**2013**	**2012**	**2011**	**2010**
Adjusted EBITDA					
Net Income	$51,172	$31,971	$37,051	$52,655	$40,363
Loss from Discontinued Operations, Net of Provision for Income Taxes	-	-	-	4,792	11,736
Income from Continuing Operations	51,172	31,971	37,051	57,447	52,099
Provision for Income Taxes	40,678	28,467	37,569	38,860	34,015
Interest Expense (Income), Net	18,046	22,337	10,834	(596)	(1,526)
Non-operating Foreign Currency (Gains) Losses, Net	(8,642)	3,314	1,259	330	(54)
Gain on Cost Method Investment	(6,585)	-	-	-	-
Debt Extinguishment Costs	-	6,691	-	-	-
Depreciation and Amortization	68,286	60,087	37,858	16,928	18,039
Impact of the Deferred Revenue Fair Value Adjustment	6,006	9,914	17,134	-	-
Acquisition Related Costs	2,964	11,477	24,529	-	-
Impairment Loss	39,700	22,600	-	-	-
Restructuring Costs	1,830	-	-	-	-
Share-Based Compensation	15,632	12,547	9,214	8,118	7,431
Adjusted EBITDA	**$229,087**	**$209,405**	**$175,448**	**$121,087**	**$110,004**
Adjusted EBITDA Margin	**25.0%**	**25.2%**	**27.4%**	**25.0%**	**25.4%**
Adjusted Net Income					
Net Income	$51,172	$31,971	$37,051	$52,655	$40,363
Loss from Discontinued Operations, Net of Provision for Income Taxes	-	-	-	4,792	11,736
Income from Continuing Operations	51,172	31,971	37,051	57,447	52,099
Non-operating Foreign Currency (Gains) Losses, Net	(7,394)	2,646	951	155	(65)
Impact of the Deferred Revenue Fair Value Adjustment	3,964	7,193	12,474	-	-
Acquisition Related Costs	1,856	7,500	18,427	-	-
Impairment Loss	31,386	22,600	-	-	-
Gain on Cost Method Investment	(3,944)	-	-	-	-
Restructuring Costs	1,167	-	-	-	-
Debt Extinguishment Costs	-	4,001	-	-	-
Share-Based Compensation	9,719	7,765	5,587	4,839	4,496
Amortization of Acquisition Related Intangibles	27,320	24,353	12,614	2,031	2,177
Adjusted Net Income	**$115,246**	**$108,029**	**$87,104**	**$64,472**	**$58,707**
Non-GAAP Diluted Earnings per Share					
Diluted Earnings per Share	$1.50	$0.94	$1.10	$1.53	$1.17
Loss from Discontinued Operations, Net of Provision for Income Taxes	-	-	-	0.14	0.34
Diluted Earnings per Share from Continuing Operations	1.50	0.94	1.10	1.67	1.51
Non-operating Foreign Currency (Gains) Losses, Net	(0.22)	0.08	0.03	-	-
Impact of the Deferred Revenue Fair Value Adjustment	0.12	0.21	0.37	-	-
Acquisition Related Costs	0.05	0.22	0.54	-	-
Impairment Loss	0.92	0.66	-	-	-
Gain on Cost Method Investment	(0.12)	-	-	-	-
Restructuring Costs	0.04	-	-	-	-
Debt Extinguishment Costs	-	0.12	-	-	-
Share-Based Compensation	0.29	0.23	0.16	0.14	0.13
Amortization of Acquisition Related Intangibles	0.80	0.72	0.38	0.06	0.06
Non-GAAP Diluted Earnings per Share	**$3.38**	**$3.18**	**$2.58**	**$1.87**	**$1.70**

© 2015 CEB. All rights reserved. CEB150699PRINT

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